GOLDMAN SACHS TRUST

Goldman Sachs Municipal Fixed Income Funds
Class C Shares of the

Goldman Sachs Short Duration Tax-Free Fund (the “Fund”)

Supplement dated August 31, 2010 to the
Prospectus dated July 29, 2010 (the “Prospectus”)

Effective September 30, 2010, Goldman, Sachs & Co. (“Goldman Sachs”) has agreed to: (i) waive a portion of the distribution and service fees paid by the Fund’s Class C Shares on an annualized basis, reducing them from 1.00% to 0.65% of average daily net assets attributable to Class C Shares; (ii) reduce the contingent deferred sales charge (“CDSC”) imposed on the Fund’s Class C Shares redeemed within 12 months of purchase from 1.00% to 0.65%; and (iii) reduce the amount of compensation it normally pays to authorized institutions upon the sale of the Fund’s Class C Shares from 1.00% to 0.65% of the amount invested.

The following replaces in their entirety the table and its accompanying footnotes in the “Goldman Sachs Short Duration Tax-Free Fund—Summary—Fees and Expenses of the Fund” section of the Prospectus:

	Class A		Class B		Class C		Institutional		Service		Class IR
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	1.50%		None		None		None		None		None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or sale proceeds)	None		2.00%[1]		1.00%[2]		None		None		None

	Class A		Class B		Class C		Institutional		Service		Class IR
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.39%		0.39%		0.39%		0.39%		0.39%		0.39%
Distribution and Service (12b-1) Fees	0.25%		1.00%		1.00%		None		None		None
Other Expenses[3]	0.15%		0.15%		0.15%		0.06%		0.56%		0.15%
Service Fees	None		None		None		None		0.25%		None
Shareholder Administration Fees	None		None		None		None		0.25%		None
All Other Expenses	0.15%		0.15%		0.15%		0.06%		0.06%		0.15%

Total Annual Fund Operating Expenses	0.79%		1.54%		1.54%		0.45%		0.95%		0.54%
Fee Waiver and Expense Limitation[4]	(0.06%	)	(0.21%	)	(0.06%	)	(0.06%	)	(0.06%	)	(0.06%	)

	Class A	Class B	Class C	Institutional	Service	Class IR
Total Annual Fund Operating Expenses After Fee Waiver and Expense Limitation	0.73%	1.33%	1.48%	0.39%	0.89%	0.48%

[1]	A contingent deferred sales charge (“CDSC”) is imposed on Class B Shares redeemed within three years of purchase at a rate of 2% in the first year, declining to 1% in the third year, and eliminated thereafter.
[2]	Prior to September 30, 2010, a CDSC of 1% is imposed on Class C Shares redeemed within 12 months of purchase. Effective September 30, 2010, a CDSC of 0.65% will be imposed on Class C Shares redeemed within 12 months of purchase.
[3]	The “Other Expenses” for Class IR Shares are based on estimated amounts for the current fiscal year.
[4]	The Investment Adviser has agreed to (i) waive a portion of its Management Fee in order to achieve an effective rate of 0.35% as an annual percentage rate of average daily net assets of the Fund and (ii) reduce or limit “All Other Expenses” (excluding management fees, distribution and service fees, service fees, shareholder administration fees, transfer agency fees and expenses, taxes, interest, brokerage fees and litigation, indemnification, shareholder meeting and other extraordinary expenses exclusive of any custody and transfer agent fee credit reductions) to 0.004% of the Fund’s average daily net assets, through at least July 29, 2011, and prior to such date, the Investment Adviser may not terminate the arrangements without the approval of the Board of Trustees.
In addition, Goldman, Sachs & Co. (“Goldman Sachs”) has agreed to (i) waive a portion of the distribution and service (12b-1) fees equal to 0.15% of the average daily net assets attributable to Class B Shares of the Fund, and (ii) effective September 30, 2010, waive a portion of the distribution and service (12b-1) fees equal to 0.35% of the average daily net assets attributable to Class C Shares of the Fund (which would reduce “Total Annual Fund Operating Expenses” for Class C Shares, after application of the fee waivers and the expense limitation, to 1.13%). Each arrangement will remain in effect through at least July 29, 2011, and prior to such date Goldman Sachs may not terminate the arrangements without the approval of the Board of Trustees.

The following replaces the second and third sentences of the first paragraph in the “Shareholder Guide—A Common Question Applicable to the Purchase of Class C Shares—What Is The Offering Price Of Class C Shares?” section of the Prospectus:

However, if you redeem Class C Shares within 12 months of purchase, a CDSC of 1% (effective September 30, 2010, 0.65% in the case of Short Duration Tax-Free Fund) will normally be deducted from the redemption proceeds. In connection with purchases by Employee Benefit Plans, where Class C Shares are redeemed within 12 months of purchase, a CDSC of 1% (effective September 30, 2010, 0.65% in the case of Short Duration Tax-Free Fund) may be imposed upon the plan sponsor or third party administrator.

The following replaces the second sentence of the second paragraph in the “Shareholder Guide—A Common Question Applicable to the Purchase of Class C Shares—What Is The Offering Price Of Class C Shares?” section of the Prospectus:

An amount equal to 1% (effective September 30, 2010, 0.65% in the case of Short Duration Tax-Free Fund) of the amount invested is normally paid by the Distributor to Authorized Institutions.

The following is added as the third paragraph in the “Shareholder Guide—Distribution Services and Fees—What Are The Different Distribution And/or Service Fees Paid By The Fund’s Shares?” section of the Prospectus:

Goldman Sachs has agreed to (i) waive a portion of the distribution and service fees equal to 0.15% of the average daily net assets attributable to Class B Shares of Short Duration Tax-Free Fund, and (ii) effective September 30, 2010, waive a portion of the distribution and service fees equal to 0.35% of the average daily net assets attributable to Class C Shares of Short Duration Tax-Free Fund. Each arrangement will remain in effect through at least July 29, 2011, and prior to such date Goldman Sachs may not terminate the arrangements without the approval of the Board of Trustees. These fee waivers may be modified or terminated by Goldman Sachs at its discretion and without shareholder approval after such date, although Goldman Sachs does not presently intend to do so.

This Supplement should be retained with the Prospectus for future reference.

SDTFCFEESTK 8-10